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                                                                    Exhibit 10.4


                                                                   June 15, 2000


Xpedior Incorporated
One North Franklin, Suite 1500
Chicago, Illinois  60606
     Attention: President and Chief Executive Officer


Ladies and Gentlemen:

1. Reference is made to the 7% Convertible Subordinated Promissory Note Due 2002 dated as of September 24, 1999 in the original principal amount of $7,171,639 (the "Note") of Xpedior Incorporated, a Delaware corporation (the "Company"), issued to Mark D. Hansen (the "Holder"). Terms defined in the Note and not otherwise defined herein are used herein with the meanings so defined.

2.   Notwithstanding anything to the contrary in Annex I of the Note:

     (a) The unpaid principal amount of the Note shall be automatically converted by the Holder in whole into 433,823 fully paid and nonassessable shares of Stock (the "Shares") on the date hereof immediately prior to the merger (the "Merger") of PSINet Shelf IV Inc., a Delaware corporation, with and into Metamor Worldwide, Inc., a Delaware corporation ("Metamor"); and

     (b) $364,477 representing all interest on the Note accrued and unpaid through the date hereof shall be paid promptly, in cash, after conversion of the Note pursuant to paragraph 2(a) but in no event later than three business days after the date hereof.

3. The Holder acknowledges and agrees that effective upon conversion of the Note pursuant to paragraph 2 above, the Note shall be deemed satisfied and paid in full and shall be canceled and of no further force or effect and the Subordinated Guaranty entered into by Metamor and the Holder with respect to the Note shall automatically be terminated and of no further force or effect.

4. If (a) the aggregate amount of proceeds that the Holder receives from his sales of Shares to a third party or third parties within the 16 month period following the date hereof (without reduction for brokers and underwriters commissions, discounts and fees and transaction and similar fees and expenses) is less than (b) the aggregate amount of proceeds that the Holder would have received from a sale of such Shares at a per share price equal to $16.5312, the Company shall promptly after the expiration of such 16

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month period (or, if earlier, after the Holder has sold all of his Shares), pay to the Holder an amount equal to such shortfall, provided that the Holder shall use all reasonable efforts to sell the Shares at the best available price and terms at the time of sale. All payments required to be made by the Company pursuant to this paragraph shall be subordinated to all present and future amounts that may be owing to any senior lender to the Company on such form and terms as may reasonably be required by such senior lender. The Holder shall execute all documents reasonably required by any such senior lender to evidence such subordination.

5. The Company's and the Holder's rights and obligations with respect to registration of the Shares are set forth in Annex I hereto. Terms defined herein and not otherwise defined in Annex I are used therein with the meanings so defined.

6. The Holder hereby confirms that his representations and warranties set forth in Section 3(b)(v) of the Stock Purchase Agreement dated as of September 17, 1999 by and among the Company, Kinderhook Systems, Inc., the Holders and the other parties thereto are true and correct as of the date hereof.

7. The Company hereby releases its security interest in the Shares and agrees that at the request of the Holder it will execute any UCC termination statement with respect thereto.

8. The Holder has good and valid title to the Note free and clear of all liens, pledges, mortgages, security interests and other encumbrances.

9. The Company agree to deliver certificates representing the Shares to the Holder within 10 business days of the date hereof.

10. The Note dated February 22, 2000 issued by the Holder to the Company shall remain outstanding but the Holder shall apply all net proceeds from sales of Shares to the prepayment of the principal amount of such Note and to the payment of all accrued and unpaid interest thereon until paid in full.



              [*Remainder of this page intentionally left blank*]

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     If the foregoing is in accordance with your understanding of our agreement, kindly sign this letter in the space provided below, whereupon this letter will become a binding agreement between us.



                                    /s/ Mark D. Hansen
                                    ________________________
                                    Mark D. Hansen


                                    XPEDIOR INCORPORATED


                                    By ______________________
                                     Title:


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     If the foregoing is in accordance with your understanding of our agreement, kindly sign this letter in the space provided below, whereupon this letter will become a binding agreement between us.




                                    ---------------------------------------
                                    Mark D. Hansen


                                    XPEDIOR INCORPORATED


                                    By           Caesar J. Belbel
                                       ------------------------------------
                                    Title:  Senior Vice President, General
                                            Counsel and Secretary


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                                    Annex I
                           Registration Rights

Section 1. Shelf Registration Statement. At any time after the Company has become eligible to file a Registration Statement on Form S-3 (or any successor form) subject to Section 2, on or prior to the 60th day (or, if such date is not a trading day, the next trading day following such 60th day) (the "Required Filing Date") after the delivery to the Company by the Holder of a notice demanding that the Company register all of the Shares ("Registrable Securities"), the Company shall use all reasonable efforts to prepare for filing with the Securities & Exchange Commission (the "Commission"), and cause to be declared effective a "shelf" registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement") providing for the sale by the Holder of the Registrable Securities; provided, however, (i) that the Holder may only deliver one demand notice pursuant to this Section 1 and
(ii) the Company shall not be required to register any Registrable Securities pursuant to this paragraph that are eligible for sale pursuant to Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"). The Company shall use all reasonable efforts to cause the Commission to declare effective the Shelf Registration Statement as soon as reasonably practicable. The Company agrees to use reasonable efforts to keep the Shelf Registration Statement continuously effective for a period ending on the earliest to occur of (a) the date on which all Shares covered thereby are eligible for sale pursuant to Rule 144 under the Securities Act, (b) the date on which all Shares covered thereby have been sold or otherwise transferred or disposed of by the Holder or (c) June 15, 2001. The Company shall not be obligated to effect more than one registration for Stock pursuant to this Annex I.

Section 2. Deferring Filing.

     (a) Notwithstanding anything to the contrary in this Note, the Company may defer the filing (but not the preparation) of the Shelf Registration Statement until a date not later than forty-five (45) days after the Required Filing Date if, prior to filing the registration statement, the Company had determined to effect a registered underwritten public offering for the Company's account and had taken substantial steps to effect such offering.

     (b) If (i) there is material non-public information regarding the Company which the Company's senior management or Board of Directors reasonably determines not to be in the Company's best interest to disclose, and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity or event (including, but not limited to, the acquisition or disposition of assets or any merger, consolidation, tender offer, joint venture, strategic alliance or other similar transaction) available to the Company which the Company's senior management or Board of Directors reasonably determines not to be in the Company's best interest to disclose, then the Company may postpone or suspend for any individual period of less than 30 days and aggregate periods not to exceed 90 days in any calendar year filing of a Registration Statement, prospectus, prospectus supplement or any report, form or statement incorporated by reference or to be incorporated by reference into any of the foregoing, or any amendment to any of the foregoing, and suspend offers and sales pursuant to the foregoing, and, upon delivery of written notice from the Company of any such postponement or suspension, the Holder shall cease and be prohibited from making any offers or sales of Registrable Securities pursuant thereto. The Holder shall keep confidential and not use for any purpose such written notice and the contents thereof, and any related information, unless and until such information has been disclosed publicly by the Company,

Section 3. Other Duties of Company. In connection with the Company's obligations with respect to the Shelf Registration Statement as set forth in Section 1, the Company shall use reasonable efforts to: (a)


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furnish to the Holder a copy of the Shelf Registration Statement, each amendment and supplement thereto and such reasonable number of copies of the prospectus included in such registration statement (including each preliminary prospectus), as the Holder may reasonably request in order to facilitate the disposition of the Shares owned by the Holder and covered by the Shelf Registration Statement; (b) notify the Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the period that the Company is required to keep the Shelf Registration Statement effective of the happening of any event as a result of which the prospectus included in such Shelf Registration Statement (as then in effect) contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances then existing, not misleading, and the Company will prepare and as soon as reasonably practicable file a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances then existing, not misleading; (c) advise the Holder, after receiving notice thereof, of any stop order issued or threatened by the Commission with respect to the Shelf Registration Statement and to use its reasonable efforts to take all actions required to prevent the entry of such stop order, or to remove it if entered; and (d) use its reasonable efforts to cause all Shares included in such Shelf Registration Statement to be listed, by the date of the first sale of Shares pursuant to such Shelf Registration Statement, on the principal securities exchange on which the Company's common stock is then listed.

Section 4. Discontinuance of Dispositions. The Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 3(b) or 3(c) above, such Holder will forthwith discontinue disposition of Shares pursuant to the Shelf Registration Statement until such Holder receives the copies of the supplemented or amended prospectus contemplated by Section 3(b) above, any stop order is removed or any threatened stop order is withdrawn or otherwise resolved, and, if so directed by the Company, such Holder will deliver to the Company all copies of the prospectus covering such Shares at the time of receipt of such notice.

Section 5. Prospectus Delivery Requirements. The Holder hereby covenants that he will not make any sale of Shares that are registered in accordance with this Annex I without complying with the prospectus delivery requirements under the Securities Act.

Section 6. Information Requests by the Company. The Company may require the Holder to furnish the Company with such information regarding such Holder and the distribution of such Shares as the Company may from time to time request in writing. The Holder agrees to notify the Company as promptly as practicable after he obtains knowledge thereof of any inaccuracy or change in information previously furnished by such Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains an untrue statement of a material fact regarding such Holder or the distribution of such Shares or omits to state any material fact regarding such Holder or the distribution of such Shares required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Holder or the distribution of such Shares an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances then existing, not misleading.

Section 7. Expenses. All expenses incident to the Company's performance of or compliance with the provisions of this Annex I will be borne by the Company, except that the Holder shall pay any and all

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underwriting fees, discounts or commissions and fees and disbursements of counsel to such Holder attributable to the sale of Shares.

Section 8. Indemnification and Contribution with Respect to Registration Rights.

     (a) In the event of a registration of any of the Shares under the Securities Act pursuant to this Annex IV, the Company will indemnify and hold harmless the Holder against any losses, claims, damages or liabilities, joint or several, to which such Holder may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Shares were registered under the Securities Act pursuant to this Annex IV, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Holder for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Holder in writing specifically for use in such registration statement or prospectus.

     (b) In the event of a registration of any of the Shares under the Securities Act pursuant to this Annex IV, the Holder will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Shares were registered under the Securities Act pursuant to this Annex I, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability; provided, however, that such Holder will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Holder, as such, furnished in writing to the Company by such Holder specifically for use in such registration statement or prospectus; provided, further, however, that the liability of the Holder hereunder shall be limited to the net proceeds received by such Holder from the sale of Shares covered by such registration statement.

     (c) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) the Holder exercising rights under this Annex I makes a claim for indemnification pursuant to this Annex I, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Annex I provides for indemnification in such case, or (ii) contribution under the Securities Act may be

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required on the part of any such Holder in circumstances for which indemnification is provided under this Annex I; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering of its Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) the Holder will not be required to contribute any amount in excess of the public offering price of all such Shares offered by him pursuant to such registration statement, and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

Section 9. Piggy-back Registration. If at any time prior to such time as the Company has become eligible to file a Registration Statement on Form S-3 (or any successor form), the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account for cash or the account of others under the Securities Act of any of its common stock, other than on Form S-4 or Form S-8 relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with any stock option or other employee benefit plan, the Company shall send to the Holder written notice of such determination and, if within 20 days after receipt of such notice, the Holder shall so request in writing, the Company shall include in such registration statement all or any part of the Registrable Securities the Holder requests to be registered; provided, however, that the Company shall not be required to register any shares of Registrable Securities pursuant to this paragraph that are eligible for sale pursuant to Rule 144 under the Securities Act. If the total amount of securities, including Registrable Securities, to be included in such registration statement exceeds the amount of securities that the managing underwriter (or, if the offering is not being underwritten, the Company's Board of Directors) determines, in its written opinion, in good faith is compatible with the success of the offering, then the number of shares that may be included in the registration statement shall be allocated as follows: (1) first, to the Company or, if the offering is being made for the account of persons other than the Company, such persons (2) second, to such other persons who are participating in such offering who have the right to include their shares in such registration statement on a priority basis to other persons participating in such offering (other than the persons described in clause (1)), and (3) to the Holder and to any other persons participating in such offering on a pro rata basis based on the number of shares of securities that each Holder and such other persons have the right to request to be included in such registration.

Section 10. Underwriting Agreements, etc. As a condition to participation in any underwritten offering the Holder shall enter into such underwriting, lock-up and other agreements, and execute such other instruments, as is customary in an underwritten offering. As a condition to participation in any non-underwritten offering, the Holder shall cooperate to provide such information necessary for the preparation of the registration statement as is customary in a non-underwritten offering. The Holder may not participate in any registration hereunder unless the Holder executes and delivers an agreement not to divulge any proprietary or confidential information of the Company or any of its subsidiaries which becomes known to the Holder in connection with any such registration.

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